SUPPLEMENT DATED FEBRUARY 13, 2007

TO THE PROSPECTUSES AND STATEMENTS OF

ADDITIONAL INFORMATION OF

THE FUNDS INDICATED BELOW

The following information supplements the Prospectus and Statement of Additional Information for each of the funds listed below and supersedes any contrary information:

Effective February 12, 2007, the manager has appointed Jeffrey J. Russell and Aram E. Green to co-manage the fund. Messrs. Russell and Green are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions. They work with a team of sector analysts who are responsible for stock selection in one or more industries.

Jeffrey J. Russell, CFA

Mr. Russell is a Managing Director and Senior Portfolio Manager of ClearBridge Advisors, LLC and has 26 years of industry experience. Mr. Russell joined the investment manager or its predecessor in 1990 and was previously employed by Drexel Burnham Lambert as a Global Portfolio Manager.

Aram E. Green

Mr. Green is a Director and Equity Analyst of ClearBridge Advisors, LLC. He has 6 years of investment industry experience. Mr. Green joined the organization in 2006, and was previously an equity analyst with Hygrove Partners LLC.

Fund	Date of Prospectus and Statement of Additional Information

Legg Mason Partners Small Cap Growth Fund I	May 1, 2006, as amended November 30, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund, a series of Legg Mason Partners Trust II	February 28, 2006

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